UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2006

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

46635

March 31, 2006

FPA New Income, Inc.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-month period ended March 31, 2006. Your Fund's net asset value (NAV) closed at $10.92. Dividends of $0.12 and $0.18 were paid on October 6, 2005, and December 23, 2005, to holders of record on September 30 and December 15, 2005, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return Periods Ended March 31, 2006
	1 Year		5 Years		10 Years		15 years		20 Years
FPA New Income, Inc. (NAV)	2.22	%*	4.79	%*	6.07	%*	7.38	%*	8.00	%*
FPA New Income (Net of Sales Charge)	-1.35	%**	4.04	%**	5.70	%**	7.13	%**	7.80	%**
Lipper A-Rated Bond Fund Average	1.72%		4.73%		5.67%		6.88%		7.33%
Lehman Brothers Government/Credit Index	2.02%		5.23%		5.71%		7.11%		7.40%

The Fund's total rate of return for the six months was 1.66%* versus -0.26% and -0.42% for the Lipper Average and the Lehman Brothers Index, respectively. For the calendar year ended December 31, 2005, total returns were: FPA New Income, Inc., 1.57%*; Lipper Average, 1.90%; and the Lehman Index, 2.37%.

Commentary

What a difference six months makes in terms of how a fund's performance looks. In August of last year we wrote "Lousy Performance," which is on our website at www.fpafunds.com. In that letter, we explained what had occurred and what we had done to correct the situation. Since then, your Fund's performance has materially improved because of its highly defensive portfolio construction. For the six-month period ended March 31, 2006, your Fund achieved a positive total return of 1.66% while that of the Lehman Index had a negative 0.42% total return and therefore, a pick-up of 2.08% of positive relative performance. During this period, the ten-year Treasury bond's yield rose from 4.33% to 4.85%. Virtually all of the damage occurred during the first quarter of calendar 2006, with the ten-year Treasury yield beginning the period at 4.40%. For this period, the Lehman Index's total return was a negative 1.01% while your fund achieved a positive 0.74% total return. This was the worst quarter of bond-market performance since the June quarters of 2004 and 1999, respectively, and the worst annual start in seven years for U.S. Treasury securities.

As a result of your Fund's recent positive relative performance, it is rapidly recovering the underperformance that occurred during the fiscal year ended March 2003, when the ten-year Treasury bond yield fell from 5.4% to 3.8%. This process of declining interest rates culminated, as you may recall, with our publishing "Buyer's Strike" on June 13, 2003. In it we stated we would not purchase any longer-term bonds until we felt that we were being adequately compensated for interest-rate risk as well as credit-quality risk. Since it was written, your Fund has achieved a 3.68% annual total return while the Lehman Index has barely earned more than a 1% annual total return. This positive relative return performance occurred because interest rates, as measured by the ten-year Treasury bond, rose from 3.12% to 4.85%. Since March 31, interest rates have continued to rise and, therefore, we are gaining additional relative performance.

Though your Fund has modestly underperformed the bond market for the last five years ended March 31, 2006, the recent positive relative performance has contributed to your Fund's outperformance for the one-, three- and four-year

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 3.50% of the offering price.

periods, respectively. We believe your Fund's underperformance during this five-year period reflects the fact that we are extremely disciplined in our investment approach. We choose to focus on the long term rather than on shorter-term periods. Many investment professionals do not, since short-term underperformance may threaten their jobs or the firm may lose assets under management. We believe that, if we keep our attention on the long-term goal, i.e., total return with a minimum of principal risk, the asset losses that may occur will be recovered when it is demonstrated that our discipline has been the correct strategy. At First Pacific Advisors, we fundamentally believe that to achieve superior long-term relative performance, one must accept periods of underperformance, no matter how difficult it may be. In light of this, we have kept your Fund's average maturity and duration extremely short these past several years so as to protect principal. At times, this can lead to underperformance, as interest rates decline, because the Fund's short average portfolio duration will not allow it to keep pace with the Lehman Index's performance, since it has a materially longer duration. (Duration is a measure of volatility—the larger it is, the more volatile the security or portfolio will be.)

Since the Federal Reserve began its "measured" tightening process in June 2004, by raising the Fed Funds rate fifteen times in 25 basis point increments (there are 100 basis points in a percentage point), many forecasters have tried to guess when the Fed would finish this process. As this process began, we anticipated that the Fed would raise the Funds rate to at least 4% and then eventually to between 4.5% and 5%. Each time the rate got to a level where many believed the Fed's tightening process was finished, bond yields would begin to rally and a rush of buying longer-term bonds would commence. We steadfastly avoided doing this since, during each of those episodes, we believed that the base level of yields from which each rally began did not compensate us sufficiently for the various long-term risks that we perceived. By doing this, we did forego the possibility of some positive short-term performance contribution, but we considered that, if we participated, we would be just another speculator. Our discipline requires that we be compensated for future inflation risk. In each of these cases, the level of yields did not provide a sufficient margin of safety against the risk of rising inflation.

FPA New Income began this reporting period with a highly risk-averse portfolio duration of 0.53 years. As the Fed raised the Funds rate, shorter-term bond yields rose to a level where we thought we were finally being compensated for inflation risk. Our first move at adding some duration was to increase the Fund's holding of January 2007 TIPS (Treasury Inflation Protected Security). During a brief period in October and November, the Consumer Price Index (CPI) fell because of the effects from falling energy prices. We thought this was likely to be a temporary situation and, thus, it created a TIPS buying opportunity since the security's valuation is affected by changes in the CPI. During this period, the TIPS real yield rose from less than 1% to 2.6%. For a security with barely over a one-year maturity, we thought the real yield (the yield above inflation) was very attractive and, thus, we increased our holding from 17% to 40%. This addition increased the Fund's duration for the first time in nearly four years. The upside to this is that we added a security that we estimated would provide a total return (yield plus change in bond value) between 5% and 5.5%—a return that would be materially better than similar maturity Treasury bonds. The downside of this move was that it would hurt the near-term dividend of the Fund. You may read more about this move on our website under the title, "Dividend Cut." We followed up this move by investing nearly 10% of the Fund in 6.5% agency mortgage collateral. We believe these securities will provide a yield advantage of approximately 75 basis points over similar duration Treasury securities. They provide an attractive yield, approximately 5.4 - 5.5%, with an average duration that would be equivalent to a 2- to 3-year maturity security. These two portfolio additions increased the Fund's duration to 0.77 years—a still highly defensive posture.

After these changes, as of March 31, 2006, your Fund continues to maintain a very high credit-quality profile: 74% of net assets invested in Government/Agency securities, 10% in AAA/AA-rated securities, and 10% in short-term money-market instruments. High-yield represents just 5%, with 1.1% maturing this calendar year.

Outlook

We began this calendar year with the expectation that real GDP growth would likely be considerably stronger than the consensus expectation for the first half of the year, with the first quarter being the stronger of the first two quarters. Recently, first-quarter growth expectations have risen from the low 3% level to the 4.5% to 5% range. As this process unfolded, the expected peak in the Fed Funds rate has shifted from 4.25% to between 4.75% and 5%. Since the end of the March quarter, stronger economic data has shifted the market's expectation to the 5% to 5.25% range. The ten-year Treasury bond yield responded by increasing from 4.80% to 4.98%. Now that the consensus is more aligned with our view, the question becomes, "what will happen in the second half of the year?" We still believe that economic growth will begin to decelerate but initially, this trend may likely be doubted. Forecasting such a short time period is fraught with risk, since there are so many variables that can upset the forecast.

We are of the opinion that growth will decelerate because of several factors, with the likely ones being the level of interest rates and their effects on real-estate home prices and consumer confidence. The inventory of homes waiting to be sold has risen dramatically in the last six months. At current selling rates, the number of unsold homes has increased from less than four months inventory to more than six months. Further interest-rate increases should exacerbate this situation. New construction home prices are now being reduced rapidly by builders so they can reduce some of their excess inventory. Existing home prices continue to rise, but this has always been a lagging indicator. It takes time for individuals, who have an emotional attachment to their home, to adjust to the new price realities. Should this price reduction trend become more obvious, it will likely reduce consumers' optimism and therefore, their confidence. The rise in rates, particularly short-term rates, is hitting homeowners who have an adjustable-rate mortgage, especially ones with a negative amortization feature. It is estimated that nearly $600 billion in sub-prime mortgage loans alone will re-price this year.

We expect this trend will take its toll on the economy as the year unfolds; however, the U.S. consumer seems to know no bounds as to how far to push the credit envelope. There are many financial institutions that are also willing to help. Just recently I saw a mortgage company offering an 80% loan-to-value forty-year first mortgage loan with a companion 20% second mortgage to those who have a FICO score of 600. In other words, they were offering a 100% loan-to-value combination to a sub-prime borrower. For those homeowners who have an adjustable-rate mortgage loan that they cannot afford because of recent payment adjustments, this combination loan may provide an out for them and, thus, help to extend this credit cycle and business cycle further.

We see the international economies gaining strength and this trend should help worldwide GDP growth. The bond market is beginning to fear this possibility because it may mean that there will be growing demands for capital. The recent trend of excess worldwide capital that has been so helpful in keeping interest-rate levels lower than they might otherwise have been may be starting to reverse. This could mean growing competition for capital between international and U.S. investment opportunities, with the probable result being higher interest rates.

As investor confidence grows that both U.S. and international economic growth will remain stable or improve, the fear of higher inflation and interest rates should also rise. We believe that process is unfolding in the bond market currently. We do not know whether this expectation will prove to be correct, but we do believe that some value is entering the shorter-maturity segments of the yield curve. Should interest rates rise further, we will gradually extend the Fund's average maturity and duration. We are testing our assumptions as to where investment value will enter the intermediate to long-term segments of the yield-curve. It still appears premature.

New highs in several commodity prices are of some concern to us. Oil prices that many thought would decline this year have done exactly the opposite. Should corporations come to the conclusion that these costs are not subsiding, there will be greater pressure to push price increases through. Furthermore, in many areas, wage increases are beginning to rise into the mid-3% range. Because we are entering the fourth year of economic recovery, the likelihood is that productivity improvements should be harder to come by and therefore, corporate profit margins should come under pressure. The challenge will be whether companies will accept reduced profitability or try to raise prices.

We continue to believe that the ten-year Treasury bond yield has to rise into the greater than 5% range before it provides some investment value. In past interest-rate cycles, we have used longer-duration mortgage-backed securities because of their yield-spread advantage over similar maturity Treasury securities. The problem now is that these yield spreads are quite narrow and as such, their attractiveness is not what it once was. This same issue applies to the rest of the bond market. In our opinion, these narrow yield spreads reflect a high level of investor complacency toward credit risk and a high level of confidence in the Federal Reserve's management capabilities. The Fed appears to have become more predictable in these past two years and this has led to a reduction in bond-market volatility. One measure of bond-market volatility recently set a new all-time low. Our opinion is that the world is not that predictable nor has the Fed's capabilities improved materially. As dedicated contrarians, we are of the opinion that one should be raising credit-risk defenses and this is demonstrated by our small exposure to high-yield securities.

We are guardedly optimistic that we may get an opportunity to deploy capital into high-quality somewhat longer-maturity bonds. We will tread very carefully. Despite this near-term growing optimism, we are still highly concerned about the rapidly eroding fiscal integrity of the U.S. and what that might mean for interest rates longer term. As our thinking evolves on this, we will communicate them to you. Now Tom Atteberry will convey his thoughts.

Thomas H. Atteberry Commentary

While we are very proud of the returns that your Fund has obtained since the "Buyer's Strike" piece was published in June 2003, we have been somewhat surprised at the lack of increase in the yield on longer-maturity Treasury bonds. Since June 30, 2004 the Fed Funds Rate has increased from 1% to 4.75%, while the ten-year Treasury note has increased in yield from 4.58% to 4.85%.

One significant reason for this lack of yield increase has been the growth in three specific pools of capital over the past ten years. Foreign holdings of government securities have increased at a compound rate of 12%; corporate cash has a compound annual growth rate of 12% and individual cash savings have a compound annual growth rate of 8%. This compares to the economy growing a nominal compound rate of only 5% for the same time period. As a result, there have been large increases in asset prices and declining interest rates as these pools of capital look for an investment home.

Specifically, let's look at the foreign holdings of government securities. From 1985 through 1995 this amount did not increase by a significant amount and totaled a little over $200 billion. From 1995 to 2005, that number increased to approximately $1 trillion. In fact as of the end of 2005, 49% of U.S. Treasury debt was held overseas. If this accumulation rate continues at the same pace by 2011, 100% of U.S. Treasury debt could be held overseas. Last summer the Federal Reserve released a study that estimated the foreign purchases of U.S. Treasury debt may have resulted in the yield on that debt being 100 basis points (1%) or more below normal.

This marked increase in the interdependency of capital needs across geographic boundaries has created another change to how the U.S. manages its economy.

In a March 9, 2006 speech New York Federal Reserve Bank President Thomas F. Geithner made reference to this interdependency. "To the extent that these forces [foreign purchases] act to put downward pressure on interest rates and upward pressure on other asset prices, they would contribute to more expansionary financial conditions than would otherwise be the case. And, if all else were equal, which of course is unlikely ever to be the case, monetary policy in the affected countries would have to adjust in response; policy would have to act to offset these effects in order to achieve the same impact on the future path of demand and inflation."

From a broader perspective, this "excess money" has also impacted the risk/return equation. Over the past three years, it seems that yields on every conceivable credit-related fixed-income asset have moved lower, whether it is high yield, emerging markets, investment-grade corporate or short-term Treasury notes. The difference in yield versus a risk-free rate, or spread, shows that the added return being provided for the credit risk taken reached levels in 2005 that we have not seen in over ten years. This convergence explains for the most part why your Fund's allocation to credit risk, as defined by those securities with a less-than-AA-credit rating, makes up less than 6% of the portfolio.

With those closing comments, we thank you for your continued investment support and happy that we are able to convey to you the Fund's positive investment performance.

Respectfully submitted,

Robert L. Rodriguez, CFA
President and Chief Investment Officer

Thomas H. Atteberry
Vice President and Portfolio Manager

April 8, 2006

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

March 31, 2006

Bonds & Debentures		89.6%
U.S. Government	49.2%
Mortgage-Backed	13.3%
Mortgage-Backed Pass-Through	9.1%
Corporate	8.7%
U.S. Agencies	5.6%
Convertible	1.6%
International	1.2%
Derivatives - Interest Only	0.5%
Asset Backed	0.4%
Preferred Stock		0.3%
Short-Term Investments		9.5%
Other Assets and Liabilities, net		0.6%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2006

Principal Amount
NET PURCHASES
Non-Convertible Bonds & Debentures
Federal National Mortgage Association — 6.5% 2036 (1)	$18,004,546
Federal National Mortgage Association — 6.5% 2036 (1)	$14,812,294
Federal National Mortgage Association — 6.5% 2036 (1)	$12,283,717
U.S. Treasury Inflation-Indexed Notes — 3.875% 2007	$372,904,090
U.S. Treasury Notes — 4.25% 2007 (1)	$51,000,000
NET SALES
Non-Convertible Bonds & Debentures
Federal Farm Credit Bank — 3.61% 2006 (Floating) (2)	$50,000,000
Federal Farm Credit Bank — 3.67% 2006 (Floating) (2)	$71,500,000
Federal Home Loan Bank — 3.75% 2009 (Step-up) (2)	$29,275,000
Federal Home Loan Bank — 3.75% 2009 (Step-up) (2)	$25,000,000
Federal National Mortgage Association — 3.58% 2006 (Floating) (2)	$50,000,000
Fifth Third Bancorp — 3.79% 2009 (Floating) (2)	$50,000,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2006

BONDS & DEBENTURES	Principal Amount	Value
U.S. GOVERNMENT SECURITIES — 49.2%
U.S.Treasury Inflation-Indexed Notes — 3.375% 2007	$675,820,018	$683,106,203
U.S.Treasury Notes — 3.875% 2007	50,000,000	49,351,550
U.S.Treasury Notes — 4% 2007	20,000,000	19,750,000
U.S.Treasury Notes — 4.25% 2007	51,000,000	50,521,875
TOTAL U.S. GOVERNMENT SECURITIES		$802,729,628
MORTGAGE-BACKED SECURITIES — 13.3%
BOAA 2003-6 CL 1NC2 — 8% 2033	$2,193,881	$2,303,575
Chase Mortgage Finance Trust 2003-S14 CL 2A4 — 7.5% 2034	14,492,135	15,158,049
Countrywide Mortgage Securities 2002-36 CL A20 — 5% 2033	844,235	839,887
Federal Home Loan Mortgage Corporation
1534 CL IA FLOAT — 3.94% 2023	722,072	708,533
1552 CL I FLOAT — 3.94% 2023	1,078,932	1,076,909
1669 CL HA FLOAT — 4.09% 2023	3,677,764	3,617,427
1684 CL HA FLOAT — 4.09% 2023	3,538,861	3,531,125
1634 CL PL FLOAT — 4.19% 2023	7,000,000	6,993,154
1671 CL HA FLOAT — 4.09% 2024	3,347,711	3,270,817
1673 CL HB FLOAT — 4.09% 2024	1,000,000	995,871
3003 CL KH — 5% 2034	21,683,407	21,473,295
2766 CL PT — 5% 2016	9,829,506	9,790,679
2897 CL AB — 5% 2022	13,944,461	13,868,185
2891 CL LA — 5% 2024	20,700,861	20,553,678
2619 CL YV — 5.5% 2011	3,364,492	3,363,967
1804 CL C — 6% 2008 .	1,682,938	1,696,014
1591 CL PV — 6.25% 2023 .	6,748,260	6,915,887
2438 CL MF — 6.5% 2031 .	11,876,517	11,935,900
2198 CL PS — 7% 2029	14,555,097	14,984,924
2543 CL AD — 8.5% 2016 .	153,341	157,526
2519 CL ED — 8.5% 2030 .	603,818	626,215
2626 CL QM — 9% 2018 .	3,069,760	3,397,362
Federal National Mortgage Association
2003-1 CL BG —5% 2030	7,020,803	6,915,491
2003-102 CL EA — 5.5% 2032	2,250,021	2,238,420
2003-12 CL AC — 6% 2016	356,124	358,578
1995-13 CL C — 6.5% 2008	146,937	147,889
2003-59 CL NP — 6.5% 2017	3,041,829	3,115,015
1992-193 CL HD — 7% 2007	2,713,604	2,730,952
319-18 — 8% 2032	1,200,170	1,293,438
2004-W6 CL 3A9 — 8% 2034	14,909,859	15,301,243

PORTFOLIO OF INVESTMENTS

March 31, 2006

BONDS & DEBENTURES — Continued	Principal Amount	Value
Government National Mortgage Association II 1999-47 CL Z — 7.5% 2029	$3,068,625	$3,201,374
JP Morgan MTG Trust 2003-A2 — 4% 2033	5,329,126	5,279,352
Wachovia Asset Securitization, Inc. 2002-1 CL 2A1— 6.25% 2033	2,192,777	2,195,518
Wells Fargo Mortgage Backed Securities Tr. 2004-1 CL A19 — 5% 2034	5,230,249	5,210,426
Wells Fargo Mortgage Backed Securities Tr. 2005-2 CL 1A2 — 8% 2035	21,182,571	22,228,461
TOTAL MORTGAGE-BACKED SECURITIES		$217,475,136
MORTGAGE-BACKED PASS-THROUGH SECURITIES — 9.1%
Federal National Mortgage Association
— 5.5% 2014	$5,579,583	$5,553,777
— 6% 2011	2,236,728	2,263,710
— 6% 2012	10,345,388	10,470,184
— 6.5% 2035	6,637,205	6,786,542
— 6.5% 2035	3,460,399	3,533,933
— 6.5% 2035	4,850,190	4,953,256
— 6.5% 2035	4,420,423	4,509,662
— 6.5% 2035	5,715,019	5,830,394
— 6.5% 2035	11,673,504	11,936,158
— 6.5% 2036	2,020,740	2,060,831
— 6.5% 2036	12,283,717	12,581,216
— 6.5% 2036	18,004,546	18,404,022
— 6.5% 2036	9,866,291	10,075,950
— 6.5% 2036	6,998,069	7,136,910
— 7.5% 2028	1,570,727	1,641,312
Federal Home Loan Mortgage Corporation
— 3.5% 2008	4,807,411	4,670,333
— 3.5% 2008	7,239,693	7,009,131
— 3.5% 2008	5,398,662	5,226,731
— 6.5% 2034	2,954,311	3,012,009
— 6.5% 2036	6,130,486	6,251,180
— 6.5% 2036	14,812,294	15,113,176
TOTAL MORTGAGE-BACKED PASS-THROUGH SECURITIES		$149,020,417
CORPORATE BONDS & DEBENTURES — 8.7%
Avnet Inc. — 8% 2006	$2,000,000	$2,030,000
Bayerische Landesbank — 4.01% 2009 (Floating)†	21,000,000	20,464,500
Collins & Aikman Products Company — 10.75% 2011*	8,220,000	2,671,500
International Wire Group, Inc. — 10% 2011	5,193,000	5,102,123
Landesbank Baden-Wuerttemberg — 4.17% 2007†	23,500,000	23,257,950

PORTFOLIO OF INVESTMENTS

March 31, 2006

BONDS & DEBENTURES — Continued	Principal Amount	Value
Metaldyne Corporation — 11% 2012	$19,980,000	$15,984,000
Qwest Communications International Inc. — 8.25% 2009 (Floating)	24,045,000	24,586,012
Rabobank Nederland NV — 4.42% 2007 (Floating)	24,674,000	24,192,092
Royal Bank of Canada — 4.54% 2007 (Floating)	24,651,000	24,496,931
TOTAL CORPORATE BONDS & DEBENTURES		$142,785,108
U.S. AGENCIES SECURITIES — 5.6%
Federal Agriculture Mortgage Corporation
—4.13% 2007 (Floating)	$26,100,000	$26,002,125
Federal Home Loan Bank
—2% 2009 (Step-up on 4/15/2006)	21,695,000	21,667,686
—2% 2009 (Step-up on 4/15/2006)	18,750,000	18,736,912
—4.26% 2007 (Floating)	25,825,000	25,682,963
TOTAL U.S. AGENCIES SECURITIES		$92,089,686
CONVERTIBLE BONDS & DEBENTURES — 1.6%
BEA Systems, Inc. — 4% 2006	$18,000,000	$17,820,000
Standard Motor Products, Inc. — 6.75% 2009	8,960,000	7,526,400
TOTAL CONVERTIBLE BONDS & DEBENTURES		$25,346,400
INTERNATIONAL SECURITY — 1.2%
France OATei — 3% 2012	$14,343,655	$18,999,706
DERIVATIVE SECURITIES — 0.5%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
2522 CL PI — 5.5% 2018	$1,282,729	$33,239
2558 CL JW — 5.5% 2022 .	19,069,920	3,108,635
1694 CL L — 6.5% 2023	93,394	5,326
217 — 6.5% 2032	3,306,808	792,282
Federal National Mortgage Association
2003-64 CL XI — 5% 2033	16,903,125	3,301,392
323 CL 1 — 5.5% 2032	4,378,579	934,564
1994-17 CL JB — 6.5% 2009	434,047	28,609
TOTAL DERIVATIVE SECURITIES		$8,204,047

PORTFOLIO OF INVESTMENTS

March 31, 2006

BONDS & DEBENTURES — Continued	Shares or Principal Amount	Value
ASSET BACKED SECURITIES — 0.4%
CIT RV TRUST 1999-A CL A4 — 6.16% 2013	$805,336	$805,706
Green Tree Financial Corporation
—7.77% 2029*	5,500,000	3,025,000
—8% 2028*	2,769,534	2,354,104
TOTAL ASSET BACKED SECURITIES		$6,184,810
TOTAL BONDS & DEBENTURES — 89.6% (Cost $1,476,421,123)		$1,462,834,938
PREFERRED STOCK — 0.3% (Cost $4,495,129)
Pennsylvania Real Estate Investment Trust PFD	93,800	$5,295,010
TOTAL INVESTMENT SECURITIES — 89.9% (Cost $1,480,916,252)		$1,468,129,948
SHORT-TERM INVESTMENTS — 9.5%
Rabobank USA Financial Corporation — 4.83% 04/03/06	$37,219,000	$37,209,013
General Electric Capital Corporation — 4.63% 04/03/06	61,671,000	61,655,137
Toyota Motor Credit Corporation — 4.71% 05/01/06	56,000,000	55,780,200
TOTAL SHORT-TERM INVESTMENTS (Cost $154,644,350)		$154,644,350
TOTAL INVESTMENTS — 99.4% (Cost $1,635,560,602)		$1,622,774,298
Other assets and liabilities, net — 0.6%		10,555,297
TOTAL NET ASSETS — 100.0%		$1,633,329,595

*  Non-income producing securities, in default.

†  Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. The Bayerische Landesbank 3.88% due 2009 and the Landesbank Baden-Wuertemberg 2.24% due 2007 were both purchased at $100 and constituted 2.7% of total net assets at March 31, 2006.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006

ASSETS
Investments at value:
Investments securities — at market value (identified cost $1,480,916,252)	$1,468,129,948
Short-term investments — at amortized cost (maturities 60 days or less)	154,644,350	$1,622,774,298
Cash		725
Receivable for:
Interest	$11,171,201
Investment Securities sold	19,378
Capital Stock sold	6,000,848	17,191,427
		$1,639,966,450
LIABILITIES
Payable for:
Capital Stock repurchased	$5,783,360
Advisory fees	717,917
Accrued expenses and other liabilities	135,578	6,636,855
NET ASSETS		$1,633,329,595
SUMMARY OF SHARHOLDERS' EQUITY
Capital Stock — par value $.01 per share; authorized 200,000,000 shares; outstanding 149,632,997 shares		$1,496,330
Additional Paid in Capital		1,674,537,654
Accumulated net realized loss on investments		(49,283,573)
Undistributed net investment income		19,365,488
Unrealized depreciation of investments		(12,786,304)
Net assets at March 31, 2006		$1,633,329,595
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$10.92
Maximum offering price per share (100/96.5 of per share net asset value)		$11.32

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2006

INVESTMENT INCOME
Interest		$41,571,894
Dividends		257,950
		$41,829,844
EXPENSES
Advisory fees	$4,309,866
Transfer agent fees and expenses	694,890
Reports to shareholders	155,028
Custodian fees and expenses	65,542
Audit and legal fees	34,832
Registration fees	27,444
Directors' fees and expenses	19,221
Insurance	8,805
Other expenses	40,871	5,356,499
Net investment income		$36,473,345
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$432,633,841
Cost of investment securities sold	436,438,457
Net realized loss on investments		$(3,804,616)
Unrealized depreciation of investments:
Unrealized depreciation at beginning of period	$(8,758,518)
Unrealized depreciation at end of period	(12,786,304)
Change in unrealized depreciation of investments		(4,027,786)
Net realized and unrealized loss on investments		$(7,832,402)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$28,640,943

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2006		For the Year Ended September 30, 2005
INCREASE IN NET ASSETS
Operations:
Net investment income	$36,473,345		$74,001,830
Net realized gain (loss) on investments	(3,804,616)		(13,304,137)
Change in unrealized depreciation of investments	(4,027,786)		(37,542,102)
Increase in net assets resulting from operations		$28,640,943		$23,155,591
Distributions to shareholders from:
Net investment income		(49,235,334)		(71,771,220)
Capital Stock transactions:
Proceeds from Capital Stock sold	$211,456,996		$614,065,334
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	35,386,336		51,768,817
Cost of Capital Stock repurchased	(438,404,356)	(191,561,024)	(710,384,702)	(44,550,551)
Total decrease in net assets		$(212,155,415)		$(93,166,180)
NET ASSETS
Beginning of period, including undistributed net investment income of $32,127,477 and $9,894,464		1,845,485,010		1,938,651,190
End of period, including undistributed net investment income of $17,127,295 and $32,127,477		$1,633,329,595		$1,845,485,010
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		19,407,367		55,064,774
Shares issued to shareholders upon reinvestment of dividends and distributions		3,258,223		4,667,261
Shares of Capital Stock repurchased		(40,271,655)		(64,037,416)
Decrease in Capital Stock outstanding		(17,606,065)		(4,305,381)

*  Net of redemption fees of $20,470 and $170,485 for the periods ended March 31, 2006 and September 30, 2005, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

See notes to financial statements.

	Six Months Ended March 31,		Year Ended September 30,
	2006		2005	2004	2003	2002	2001
Per share operating performance:
Net asset value at beginning of period	$11.04		$11.30	$11.27	$10.98	$11.17	$10.61
Income from investment operations:
Net investment income	$0.22		$0.48	$0.43	$0.52	$0.54	$0.80
Net realized and unrealized gain (loss) on investment securities	(0.04)		(0.34)	0.03	0.33	(0.12)	0.57
Total from investment operations	$0.18		$0.14	$0.46	$0.85	$0.42	$1.37
Less distributions:
Dividends from net investment income	$(0.30)		$(0.40)	$(0.43)	$(0.56)	$(0.54)	$(0.73)
Distributions from net realized capital gains	—		—	—	—	(0.07)	(0.08)
Total distributions	$(0.30)		$(0.40)	$(0.43)	$(0.56)	$(0.61)	$(0.81)
Redemption fees	—	*	— *	— *	— *	—	—
Net asset value at end of period	$10.92		$11.04	$11.30	$11.27	$10.98	$11.17
Total investment return**	1.66%		1.27%	4.16%	8.02%	3.83%	13.57%
Ratios/supplemental data:
Net assets at end of period (in $000's)	1,633,330		1,845,485	1,938,651	1,125,498	1,110,905	697,384
Ratio of expenses to average net assets	0.63	%†	0.61%	0.60%	0.61%	0.58%	0.59%
Ratio of net investment income to average net assets	4.28	%†	3.69%	3.77%	4.69%	5.06%	6.49%
Portfolio turnover rate	62	%†	42%	62%	52%	28%	22%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the period ended March 31, 2006 is not annualized.

†  Annualized

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $634,938,740 for the six months ended March 31, 2006.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended March 31, 2006, the Fund paid aggregate fees of $19,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

NOTES TO FINANCIAL STATEMENTS

Continued

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting.

The cost of investment securities at March 31, 2006 for federal income tax purposes was $1,474,616,010. Gross unrealized appreciation and depreciation for all securities at March 31, 2006 for federal income tax purposes was $16,952,304 and $23,438,366, respectively, resulting in unrealized depreciation of $6,486,062.

NOTE 5 — Distributor

For the six months ended March 31, 2006, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $18,530 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended
March 31, 2006, the Fund collected $20,470 in redemption fees, which amounts to less than $0.01 per share.

NOTE 7 — Distribution to Shareholders

On March 31, 2006, the Board of Directors declared a dividend from net investment income of $0.08 per share payable April 6, 2006 to shareholders of record on March 31, 2006. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2006.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2006

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2005	$1,000.00	$1,000.00
Ending Account Value March 31, 2006	$1,016.60	$1,021.82
Expenses Paid During Period*	$3.17	$3.18

*  Expenses are equal to the Fund's annualized expense ratio of 0.63%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2006 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (70)*	Director† Years Served: 8	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (61)*	Director† Years Served: 6	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Nordstrom, Inc., Wedbush, Inc., EMAK, and WM Group of Funds.

A. Robert Pisano – (63)*	Director† Years Served: 4	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	4	State Net, Resources Global Professionals and the Motion Picture and Television Fund.

Lawrence J. Sheehan – (73)*	Director† Years Served: 15	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	5

Robert L. Rodriguez – (57)	Director† President & Chief Investment Officer Years Served: 6	Principal and Chief Executive Officer of the Adviser.	2	First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Thomas H. Atteberry – (52)	Vice President Years Served: 1	Vice President of the Adviser.

Eric S. Ende – (61)	Vice President Years Served: 21	Senior Vice President of the Adviser.	3

J. Richard Atwood – (45)	Treasurer Years Served: 9	Principal and Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Christopher H. Thomas – (49)	Chief Compliance Officer Years Served: 11	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 23	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (39)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics. Not Applicable.

Item 3.                    Audit Committee Financial Expert. Not Applicable.

Item 4.                    Principal Accountant Fees and Services. Not Applicable.

Item 5.                    Audit Committee of Listed Registrants. Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)	Not Applicable

(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President

Date:	June 8, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date:	June 8, 2006